Roundhill Sports Betting & iGaming ETF
Schedule of Investments
September 30, 2025 (Unaudited)

COMMON STOCKS - 98.5%		Shares	Value
Entertainment - 86.3%(a)
Betsson AB		248,687	$4,106,399
Caesars Entertainment, Inc. (b)		47,193	1,275,391
Churchill Downs, Inc. (c)		28,855	2,799,224
Codere Online Luxembourg SA (b)(c)		52,239	360,449
DraftKings, Inc. - Class A (b)		122,932	4,597,657
Entain PLC		337,380	3,968,802
Evoke PLC (b)		871,057	610,959
Evolution AB (d)		48,101	3,955,441
FDJ UNITED		59,252	1,984,210
Flutter Entertainment PLC (b)(c)		25,973	6,597,142
Intralot SA-Integrated Information Systems & Gaming Services (b)		134,251	200,337
Kambi Group PLC (b)(c)		51,191	637,908
Light & Wonder, Inc. (b)		20,164	1,692,566
Lottery Corp. Ltd.		1,026,027	3,998,409
Lottomatica Group SpA		230,563	6,209,320
OPAP SA		175,784	4,104,091
Penn Entertainment, Inc. (b)(c)		82,600	1,590,876
Playtech PLC		355,125	1,764,151
Rush Street Interactive, Inc. (b)(c)		241,123	4,938,199
Sportradar Group AG - Class A (b)		159,517	4,291,007
Super Group SGHC Ltd.		457,391	6,037,561
Tabcorp Holdings Ltd.		4,817,612	3,272,704
Tokyotokeiba Co. Ltd.		33,000	1,204,388
			70,197,191

Internet - 2.2%
Better Collective AS (b)		41,914	534,782
Gambling.com Group Ltd. (b)		46,116	377,229
Jumbo Interactive Ltd.		121,153	861,559
			1,773,570

Lodging - 3.8%
Boyd Gaming Corp.		14,638	1,265,455
MGM Resorts International (b)		52,221	1,809,980
			3,075,435

Software - 6.2%
Genius Sports, Ltd. (b)		409,634	5,071,269
TOTAL COMMON STOCKS (Cost $70,413,323)			80,117,465

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 7.8%		Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 4.27%(e)		6,338,937	6,338,937
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $6,338,937)			6,338,937

MONEY MARKET FUNDS - 0.4%		Shares	Value
First American Government Obligations Fund - Class X, 4.05%(e)		292,570	292,570
TOTAL MONEY MARKET FUNDS (Cost $292,570)			292,570

TOTAL INVESTMENTS - 106.7% (Cost $77,044,830)			86,748,972
Liabilities in Excess of Other Assets - (6.7)%			(5,429,521)
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$81,319,451
two			–%
Percentages are stated as a percent of net assets.			–%

LLC - Limited Liability Company
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of September 30, 2025. The fair value of these securities was $5,770,865.
(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2025, the value of these securities total $3,955,441 or 4.9% of the Fund’s net assets.

(e)	The rate shown represents the 7-day annualized yield as of September 30, 2025.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

Roundhill Sports Betting & iGaming ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$80,117,465	$–	$–	$80,117,465
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	6,338,937
Money Market Funds	292,570	–	–	292,570
Total Investments	$80,410,035	$–	$–	$86,748,972

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $6,338,937 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings by Country as of September 30, 2025
(% of Net Assets)

United States	$33,197,997	41.0%
United Kingdom	9,040,071	11.1
Australia	8,132,672	10.0
Sweden	8,061,840	9.9
Italy	6,209,320	7.6
Guernsey	6,037,561	7.4
Greece	4,304,428	5.2
Switzerland	4,291,007	5.3
France	1,984,210	2.4
IM	1,764,151	2.2
Japan	1,204,388	1.5
Malta	637,908	0.8
Gibraltar	610,959	0.8
Denmark	534,782	0.6
Jersey	377,229	0.5
Luxembourg	360,449	0.4
Liabilities in Excess of Other Assets	(5,429,521)	(6.7)
	$81,319,451	100.0%